First Amendment
to the
CTS Corporation Pension Plan
(Amended and Restated Effective as of July 1, 2015)

Whereas, CTS Corporation (the "Company") maintains the CTS Corporation Pension Plan (the "Plan") for the benefit of its eligible employees; and

Whereas, the Plan consists of a main Plan document and several Appendices which form a part of the Plan and which together constitute a "single plan" as such term is defined in Internal Revenue Code Section 1.414(1)–1(b)(1); and

Whereas, under section 9.1 of the Plan, the Company reserves the right to amend, modify, suspend, or terminate the Plan (including the Appendices made a part thereof) at any time by resolution of the Board of Directors; and

Whereas, during 2015, the Company amended the Plan in order to make a lump sum distribution available to certain terminated vested participants for a limited period of time; and

Whereas, benefits under the Plan have been frozen for all active participants except certain active participants covered under Appendix E who are covered by a collective bargaining agreement; and

Whereas, the Company desires to amend the Plan in order to:

1. provide for a second lump sum distribution option, which will be available for a limited period of time during 2016 to certain terminated vested participants, including those whose benefits have not yet commenced,

2. provide for immediate annuity options for those same participants, as more fully described in the Amendment, and

3. provide for a benefit freeze, effective as of January 1, 2017, effective for all Machinist bargaining employees (Local 1118) employed at the Elkhart, Indiana location.

Now, Therefore, the Plan is amended as follows, effective as of the dates described below:

Changes to Core Document

1. Section 1.1(g) of the Core Document is re-labeled as (h), and a new subsection (g) shall become effective as of January 1, 2017:

"(g) **Final Plan Freeze for Bargaining Participants.** Effective as of May 9, 2016 and January 1, 2017, all benefit accruals under this Plan on behalf Participants who are members of either United Automobile Workers, Local 941 or the International Association of Machinists, Local 1118 shall cease, as further described in section 4.17. No further benefits after January 1, 2017 shall accrue to any Participant in this Plan."

2. Section 2.1(hh) of the Plan is revised and clarified by changing the reference from "Local 229" to "Local 1118."

3. Section 4.17 is added to the Core Document, effective as of January 1, 2017:

"4.17 Plan Frozen for Bargaining Participants
Effective as of January 1, 2017, all benefit accruals under the Plan for bargaining Participants who are members of the International Association of Machinists, Local 1118, shall cease, as further described in Appendix E. In conjunction with the May 9, 2016 benefit freeze for United Automobile Workers, Local 941 Participants, and various other Plan provisions, no further benefits after January 1, 2017 shall accrue under this Plan to bargaining Participants, and accordingly the Plan is completely frozen as of January 1, 2017."

4. Article 6 of the Core Document is amended to include a new section 6.16 to read as follows, effective September 1, 2016:

"6.16 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2016.

(a) **Definitions.** For purposes of this section 6.16, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is eligible to make an election described in this section 6.16, as more fully described in subsection (c) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2016.

(3) **"Lump Sum Determination Date"** means December 1, 2016, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.16. Such date shall be October 31, 2016; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer

Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000, but not exceeding $75,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Terminated Vested Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant—

(A) who is covered under the terms and provisions of this Core Document,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Core Document, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of the Participant's benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $75,000,

shall be classified as a Terminated Vested Participant for purposes of this section 6.16.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Normal Retirement Date.** A Participant who has attained his Normal Retirement Date prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(D) **Wireless Participants.** A Participant who is covered under the terms of Appendix B, and is therefore entitled to receive a "past service benefit," shall not be an Eligible Window Participant.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2016. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2016.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.16, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.16 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as

described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.16 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.16, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.16, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.16.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.16, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of the Core Document, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant described in subsection (c)(1) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant described above who has attained Early Retirement Age, as described in section 5.2 of this Core Document, shall be eligible to elect all other optional payment forms described in the Core Document (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments.** In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity

described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.16 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11.

(A) **Eligible Window Participants Who have not attained Early Retirement Age as of Lump Sum Determination Date.** For Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(B) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Core Document as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of the Core Document.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of the Core Document.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of the Core Document, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2016), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6."

Changes to Appendix C

5. Article 6 of Appendix C of the Plan is amended to include a new section 6.17 to read as follows, effective as of September 1, 2016:

"6.17 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2016.

(a) **Definitions.** For purposes of this section 6.17, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is eligible to make an election described in this section 6.17, as more fully described in subsection (c) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2016.

(3) **"Lump Sum Determination Date"** means December 1, 2016, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.17. Such date shall be October 31, 2016; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000, but not exceeding $75,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Terminated Vested Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant—

(A) who is covered under the terms and provisions of this Appendix C,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix C, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of the Participant's benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $75,000,

shall be classified as a Terminated Vested Participant for purposes of this section 6.17.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Normal Retirement Date.** A Participant who has attained his Normal Retirement Date prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(D) **Eligible Window Participants During 2015.** A Participant who was classified as an Eligible Window Participant during 2015, as described in section 6.16 of this Appendix C, and who accordingly was permitted to elect to receive a lump sum distribution during that same year, shall not be an Eligible Window Participant under this subsection (c), even if such Participant elected not to receive the lump sum distribution in 2015.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2016. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2016.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.17, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.17 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.17 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.17, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.17, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.17.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.17, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix C, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant described in subsection (c)(1) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant described above who has attained Early Retirement Age, as described in section 5.2 of this Appendix C, shall be eligible to elect all other optional payment forms described in Appendix C (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.17 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11.

(A) **Eligible Window Participants Who have not attained Early Retirement Age as of Lump Sum Determination Date.** For Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(B) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix C as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix C.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix C.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix C, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2016), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6."

Changes to Appendix D

6. Article 6 of Appendix D of the Plan is amended to include a new section 6.17 to read as follows, effective as of September 1, 2016:

"6.17 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2016.

(a) **Definitions.** For purposes of this section 6.17, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is eligible to make an election described in this section 6.17, as more fully described in subsection (c) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2016.

(3) **"Lump Sum Determination Date"** means December 1, 2016, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.17. Such date shall be October 31, 2016; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000, but not exceeding $75,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Terminated Vested Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant—

(A) who is covered under the terms and provisions of this Appendix D,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix D, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of the Participant's benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $75,000,

shall be classified as a Terminated Vested Participant for purposes of this section 6.17.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Normal Retirement Date.** A Participant who has attained his Normal Retirement Date prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(D) **Eligible Window Participants During 2015.** A Participant who was classified as an Eligible Window Participant during 2015, as described in section 6.16 of this Appendix D, and who accordingly was permitted to elect to receive a lump sum distribution during that same year, shall not be an Eligible Window Participant under this subsection (c), even if such Participant elected not to receive the lump sum distribution in 2015.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2016. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2016.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.17, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.17 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.17 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.17, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.17, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.17.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.17, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix D, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant described in subsection (c)(1) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant described above who has attained Early Retirement Age, as described in section 5.2 of this Appendix D, shall be eligible to elect all other optional payment forms described in Appendix D (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.17 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11.

(A) **Eligible Window Participants Who have not attained Early Retirement Age as of Lump Sum Determination Date.** For Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(B) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix D as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix D.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix D.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix D, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2016), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6."

Changes to Appendix E

7. Section 1.1 of Appendix E is revised by adding the following paragraph, effective as of January 1, 2017:

   "Effective as of January 1, 2017, benefit accruals shall cease and the Plan is frozen for all Participants who are bargaining members subject to the collective bargaining agreement between the Employer and the International Association of Machinists, Local 1118. For purposes of determining the Credited Service and Future Service of a Participant described in the preceding sentence, employment after January 1, 2017 shall not be taken into account. In determining partial years of Credited Service under section 4.4 of the Core Document, a bargaining Participant described above shall receive 0.78 years of Credited Service for the period from July 1, 2016-January 1, 2017 if he is actively employed on January 1, 2017, even such Participant's actual Hours of Service do not exceed 1,040."

8. Section (b) of Article 3 is revised by adding the following paragraph, effective as of January 1, 2017:

   "Notwithstanding any other provisions of this Appendix E, effective as of January 1, 2017, benefit accruals shall cease and the Plan is frozen for Participants who are bargaining members subject to the collective bargaining agreement between the Employer and the International Association of Machinists, Local 1118. Employment after that date shall not be taken into account for purposes of determining the Credited Service or Future Service of such Participants."

9. Article 6 of Appendix E of the Plan is amended to include a new section 6.17 to read as follows, effective as of September 1, 2016:

"6.17 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2016.

(a) **Definitions.** For purposes of this section 6.17, the following definitions will apply:

   (1) **"Eligible Window Participant"** means a Participant who is eligible to make an election described in this section 6.17, as more fully described in subsection (c) below.

   (2) **"Lump Sum Eligibility Date"** means June 1, 2016.

   (3) **"Lump Sum Determination Date"** means December 1, 2016, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

   (4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.17. Such date shall be October 31, 2016; provided, however, that the Administrator may choose in

its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000, but not exceeding $75,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Terminated Vested Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant—

(A) who is covered under the terms and provisions of this Appendix E,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix E, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of the Participant's benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $75,000,

shall be classified as a Terminated Vested Participant for purposes of this section 6.17.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Normal Retirement Date.** A Participant who has attained his Normal Retirement Date prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(D) **Eligible Window Participants During 2015.** A Participant who was classified as an Eligible Window Participant during 2015, as described in section 6.16 of this Appendix E, and who accordingly was permitted to elect to receive a lump sum distribution during that same year, shall not be an Eligible Window Participant under this subsection (c), even if such Participant elected not to receive the lump sum distribution in 2015.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2016. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2016.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.17, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.17 or section 6.7

(relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.17 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.17, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.17, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.17.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.17, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix E, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant described in subsection (c)(1) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant described above who has attained Early Retirement Age, as described in section 5.2 of this Appendix E, shall be eligible to elect all other optional payment forms described in Appendix E (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.17 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11.

(A) **Eligible Window Participants Who have not attained Early Retirement Age as of Lump Sum Determination Date.** For Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(B) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix E as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix E.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences on or after a Participant's Early Retirement Age and on

or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix E.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix E, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2016), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6."

Changes to Appendix F

10. Article 6 of Appendix F of the Plan is amended to include a new section 6.17 to read as follows, effective as of September 1, 2016:

"6.17 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2016.

(a) **Definitions.** For purposes of this section 6.17, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is eligible to make an election described in this section 6.17, as more fully described in subsection (c) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2016.

(3) **"Lump Sum Determination Date"** means December 1, 2016, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.17. Such date shall be October 31, 2016; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000, but not exceeding $75,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Terminated Vested Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant—

(A) who is covered under the terms and provisions of this Appendix F,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix F, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of the Participant's benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $75,000,

shall be classified as a Terminated Vested Participant for purposes of this section 6.17.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Normal Retirement Date.** A Participant who has attained his Normal Retirement Date prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(D) **Eligible Window Participants During 2015.** A Participant who was classified as an Eligible Window Participant during 2015, as described in section 6.16 of this Appendix F, and who accordingly was permitted to elect to receive a lump sum distribution during that same year, shall not be an Eligible Window Participant under this subsection (c), even if such Participant elected not to receive the lump sum distribution in 2015.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2016. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2016.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.17, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.17 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.17 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.17, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.17, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.17.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.17, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix F, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant described in subsection (c)(1) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant described above who has attained Early Retirement Age, as described in section 5.2 of this Appendix F, shall be eligible to elect all other optional payment forms described in Appendix F (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.17 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11.

(A) **Eligible Window Participants Who have not attained Early Retirement Age as of Lump Sum Determination Date.** For Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(B) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix F as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix F.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix F.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix F, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2016), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6."

Changes to Appendix G

11. Article 6 of Appendix G of the Plan is amended to include a new section 6.17 to read as follows, effective as of September 1, 2016:

"6.17 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2016.

(a) **Definitions.** For purposes of this section 6.17, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is eligible to make an election described in this section 6.17, as more fully described in subsection (c) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2016.

(3) **"Lump Sum Determination Date"** means December 1, 2016, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.17. Such date shall be October 31, 2016; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000, but not exceeding $75,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Terminated Vested Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant—

(A) who is covered under the terms and provisions of this Appendix G,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix G, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of the Participant's benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $75,000,

shall be classified as a Terminated Vested Participant for purposes of this section 6.17.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Normal Retirement Date.** A Participant who has attained his Normal Retirement Date prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(D) **Eligible Window Participants During 2015.** A Participant who was classified as an Eligible Window Participant during 2015, as described in section 6.16 of this Appendix G, and who accordingly was permitted to elect to receive a lump sum distribution during that same year, shall not be an Eligible Window Participant under this subsection (c), even if such Participant elected not to receive the lump sum distribution in 2015.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2016. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2016.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.17, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.17 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.17 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.17, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.17, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.17.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.17, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix G, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant described in subsection (c)(1) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant described above who has attained Early Retirement Age, as described in section 5.3 of this Appendix G, shall be eligible to elect all other optional payment forms described in Appendix G. Those other optional forms include the Contingent Annuity Option, the Ten-Year Certain Option, and the Age 62 or 65 Level Income Option, all as described in section 6.3 of Appendix G.

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.17 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11.

(A) **Eligible Window Participants Who have not attained Early Retirement Age as of Lump Sum Determination Date.** For Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following

the later of his Normal Retirement Age or the Lump Sum Determination Date.

(B) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix G as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix G.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.17 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix G.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix G, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2016), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6."

* * * * * * * * * * * * * * * * * * *

In Witness Whereof, CTS Corporation has caused this First Amendment to be signed on its behalf and attested by its duly authorized officers this 6TH day of OCTOBER, 2016, but effective as of the dates described above.

CTS Corporation

By: ______________________

CFO

Attest:

By: ______________________

TREASURER